SMC Global Securities Limited

                                                                                                                                                                                              SMC Global Securities Limited

Condensed Consolidated Statements of Income

(Unaudited)

For the quarter ended September 30, (Rs. in thousands, except per share data)	2010	2011	2011Convenience translation into US$
Revenues:
Commission income	397,823	362,623	7,393
Proprietary trading, net	217,457	234,596	4,783
Distribution income, net	17,642	10,786	220
Interest and dividends	67,104	86,039	1,754
Other income	35,873	33,724	687
Total revenues	735,899	727,768	14,837
Expenses:
Exchange, clearing and brokerage fees	283,867	255,931	5,217
Employee compensation and benefits	292,233	236,926	4,830
Information and communication	30,939	24,424	498
Advertisement expenses	24,855	24,604	502
Depreciation and amortization	35,219	30,099	614
Interest expense	44,876	59,309	1,209
General and administrative expenses	96,681	91,031	1,856
Total expenses	808,670	722,324	14,726
Earnings before income taxes	(72,771)	5,444	111
Income taxes	(21,373)	3,926	80
Earnings after income taxes	(51,398)	1,518	31
Share in profits of equity investee	194	3,003	61
Earnings before extraordinary gain	(51,204)	4,521	92
Extraordinary gain	-	-	-
Non controlling interest	(15,471)	(14,408)	(294)
Transfer to Statutory Reserve	-	258	5
Net income	(35,733)	18,671	381
Earnings per share:
Basic Earnings before extraordinary gain	(3.41)	1.78	.04
Basic Extraordinary gain	-	-	-
Basic Net income	(3.41)	1.78	.04
Weighted average number of shares used to compute basic and diluted earnings per share	10,478,387	10,478,387	10,478,387
Diluted Earnings before extraordinary gain	(3.26)	1.78	.04
Diluted Extraordinary gain	-	-	-
Diluted Net income	(3.26)	1.78	1.78
Weighted average number of shares used to compute basic and diluted earnings per share	10,945,758	10,478,387	10,478,387

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

Condensed Consolidated Statements of Income

(Unaudited)

For the six months ended September 30, (Rs. in thousands, except per share data)	2010	2011	2011Convenience translation into US$
Revenues:
Commission income	778,189	684,391	13,953
Proprietary trading, net	464,203	464,593	9,472
Distribution income, net	33,457	25,020	510
Interest and dividends	117,446	163,141	3,326
Other income	36,457	43,845	894
Total revenues	1,429,752	1,380,990	28,155
Expenses:
Exchange, clearing and brokerage fees	545,762	492,188	10,035
Employee compensation and benefits	575,278	493,483	10,061
Information and communication	52,592	51,464	1,049
Advertisement expenses	42,675	54,077	1,102
Depreciation and amortization	74,430	67,061	1,367
Interest expense	74,672	115,742	2,360
General and administrative expenses	202,153	177,850	3,626
Total expenses	1,567,562	1,451,865	29,600
Earnings before income taxes	(137,810)	(70,875)	(1,445)
Income taxes	(38,862)	(4,936)	(101)
Earnings after income taxes	(98,948)	(65,939)	(1,344)
Share in profits of equity investee	(1,235)	5,319	108
Earnings before extraordinary gain	(100,183)	(60,620)	(1,236)
Extraordinary gain	-	-	-
Minority Interest	28,249	36,029	734
Transfer to Statutory Reserve	-	(258)	(5)
Net income	(71,934)	(24,849)	(507)
Earnings per share:
Basic Earnings before extraordinary gain	(6.87)	(2.37)	(.05)
Basic Extraordinary gain	-	-	-
Basic Net income	(6.87)	(2.37)	(.05)
Weighted average number of shares used to compute basic earnings per share	10,478,387	10,478,387	10,478,387
Diluted Earnings before extraordinary gain	(6.57)	(2.37)	(.05)
Diluted Extraordinary gain	-	-	-
Diluted Net income	(6.57)	(2.37)	(.05)
Weighted average number of shares used to compute diluted earnings per share	10,945,758	10,478,387	10,478,387

                                                                                                                                                                                            The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

Condensed Consolidated Balance Sheets

(Unaudited)

As of (Rs. in thousands)	March 31, 2011	Sept. 30, 2011	Sept. 30, 2011Convenience translation into US$
Assets
Cash and cash equivalents	119,243	323,220	6,590
Receivables from clearing organizations (net of allowance for doubtful debts of Rs Nil as of March 31, 2011 and Rs Nil as of September 30, 2011)	480,887	143,083	2,917
Receivables from customers (net of allowance for doubtful debts of Rs.99,382 as of March 31, 2011 and Rs.97,168 as of September 30, 2011)	1,242,346	1,566,664	31,940
Due from related parties	71,670	13,685	279
Securities owned:
Marketable, at market value	1,066,336	811,034	16,535
Commodities, at market value	231,982	262,625	5,354
Derivatives assets held for trading	294,631	361,825	7,377
Investments	368,626	322,926	6,584
Deposits with clearing organizations and others	2,359,346	4,606,988	93,924
Property and equipment (net of accumulated depreciation of Rs. 397,826 as of March 31, 2011 and Rs. 451,443 as of September 30, 2011)	316,740	269,402	5,492
Intangible assets (net of accumulated amortization of Rs. 108,333 as of March 31, 2011 and Rs. 121,250 as of September 30, 2011)	32,788	25,112	512
Deferred taxes, net	210,798	233,721	4,765
Other assets	1,192,053	1,387,713	28,292
Total Assets	7,987,446	10,327,998	210,561
Liabilities and Shareholder’s Equity
Payable to broker-dealers and clearing organizations	107,404	98,804	2,015
Payable to customers	1,997,444	4,404,036	89,787
Derivatives held for trading	178	-	-
Accounts payable, accrued expenses and other liabilities	269,780	541,075	11,031
Due to related parties	-	6,374	130
Overdrafts and long term debt	1,629,618	1,362,478	27,777
Total Liabilities	4,004,424	6,412,767	130,740
Commitments and contingencies (Note 23)

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

Condensed Consolidated Balance Sheets

(Unaudited)

As of (Rs. in thousands)	March 31, 2011	Sept. 30, 2011	Sept. 30, 2011Convenience translation into US$
Shareholders' Equity
Common Stock	104,784	104,784	2,136
(15,000,000 common stock authorized; 10,478,387 and 10,478,387 equity shares issued and outstanding as of March 31, 2011 and September 30, 2011; par value Rs. 10)
Subscription received in advance	6,000	6,000	123
Additional paid in capital	2,903,173	2,903,173	59,188
Retained earnings	821,324	796,734	16,243
Accumulated other comprehensive income / (loss)	8,739	1,566	32
Total Shareholders' Equity	3,844,020	3,812,257	77,722
Non controlling interest	139,002	102,974	2,099
Total Liabilities and Shareholders' Equity	7,987,446	10,327,998	210,561

The accompanying notes are an integral part of these financial statements

                                                                                                                                                            SMC Global Securities Limited

Condensed Consolidated Statements of Cash Flows

(Unaudited)

For the six ended September 30, (Rs. in thousands)	2010	2011	2011 Convenience translation into US$
Cash flows from operating activities
Net profit (after Tax but before transfer to Statutory Reserve)	(71,934)	(24,591)	(501)
Adjustments to reconcile net profit to net cash provided/ (used) in operating activities:
Depreciation and amortization	74,430	67,060	1,367
Deferred tax expense / (benefit)	(60,548)	(22,923)	(467)
Share of loss in equity investee and extraordinary gain	1,235	(5,319)	(108)
(Gain)/Loss on sale of property and equipment	1,155	343	7
(Gain) / Loss on sale of investment	(7,331)	(2,491)	(51)
Fair value (gain) / loss on investment	2,551	16,010	326
Fair value (gain) / loss on trading securities	(36,895)	47,896	976
Minority Interest	(28,249)	(36,029)	(735)
Provision for gratuity & Leave Encashment	4,345	4,371	89
Changes in assets and liabilities:
Receivables from clearing organizations	(346,113)	337,804	6,887
Receivables from customers	(580,110)	(324,317)	(6,612)
Dues from related parties	72,061	57,984	1,182
Dues to related parties	3,534	6,373	130
Securities owned	519,304	207,407	4,229
Commodities	43,921	(30,642)	(625)
Derivatives held for trading	(134,663)	(67,372)	(1,374)
Deposits with clearing organizations and others	(1,230,798)	(2,247,641)	(45,823)
Other assets	(537,732)	(195,660)	(3,989)
Membership in exchange	(34,935)	(456)	(9)
Payable to broker-dealers and clearing organizations	49,552	(8,599)	(175)
Payable to customers	642,160	2,406,592	49,064
Accounts Payable and Accrued expenses	663,490	264,285	5,388
Net cash used in operating activities	(991,570)	450,085	9,176
Cash flows from investing activities
Purchase of property and equipment	(27,289)	(7,297)	(149)
Proceeds from sale of property and equipment	794	2,331	48
Purchase of investments	(51,648)	(25,000)	(510)
Proceeds from sale of investments	220,511	62,500	1,274
Acquisition of intangible assets	(9,782)	(4,329)	(88)
Acquisition of business, net of cash acquired	-	-	-
Net cash used in/from investing activities	132,586	28,205	575

                                                                                                                                                                 SMC Global Securities Limited

Condensed Consolidated Statements of Cash Flows

(Unaudited)

For the six months ended September 30, (Rs. in Thousands)	2010	2011	2011 Convenience translation into US$
Cash flows from financing activities
Net movement in overdrafts and long term debt	1,438,929	(267,140)	(5,446)
Foreign Exchange Currency Reserve	552	-	-

Subscription refunded	(4,536)	-	-
Net cash provided by financing activities	1,434,945	(267,140)	(5,446)
Effect of exchange rate changes on cash and cash equivalents	(9)	(7,173)	(146)
Net Increase / (decrease) in cash and cash equivalents during the period	575,952	203,977	4,159
Add : Balance as of beginning of the period	78,447	119,243	2,431
Balance as of end of the period	654,399	323,220	6,590

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

Condensed Consolidated Statements of Changes in Shareholders’ Equity

(Unaudited)

                                                                                                                                                                            Six months ended September 30, 2010

(Rs. in thousands)	Common Stock		Subscription received in advance	Additional Paid in Capital	Retained earnings	Other reserves	Accumulated other comprehensive income / (loss)	Non controlling interest	Total
	Shares	Par value
Balance as of March 31, 2010	10,478,387	104,784	10,536	2,779,175	1,020,798	123,998	8,020	260,901	4,308,212
Subscription refunded		-	(4,536)	-	-	-	-	-	(4,536)
Net income for the period		-	-	-	(71,934)	-	552	(28,249)	(99,631)
Balance as of September 30, 2010	10,478,387	104,784	6,000	2,779,175	948,864	123,998	8,572	232,652	4,204,045
Balance as of September 30, 2010 Convenience translation into US$		2,352	135	62,369	21,294	2,783	192	5,221	94,346

                                                                                                                                                                           Six months ended September 30, 2011

(Rs. in thousands)	Common Stock		Subscription received in advance	Additional Paid in Capital	Retained earnings	Other reserves	Accumulated other comprehensive income / (loss)	Non controlling interest	Total
	Shares	Par value
Balance as of March 31, 2011	10,478,387	104,784	6000	2,903,173	821,325	-	8,739	139,002	3,983,023
Subscription refunded		-	-	-	-	-	-	-	-
Net income for the period		-	-	-	(24,591)	-	(7,173)	(36,028)	(67,792)
Balance as of September 30, 2011	10,478,387	104,784	6,000	2,903,173	796,734	-	1,566	102,974	3,915,231
Balance as of September 30, 2011 Convenience translation into US$		2,136	123	59,188	16,243	-	32	2,099	79,821

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

1.  Description of Business

SMC Global Securities Limited (the “Company” or “SMC Global”) is a limited liability company incorporated and domiciled in India. The Company is a trading member of the National Stock Exchange of India Limited (“NSE”) in the capital market and trading and clearing member in the futures and options market. Further, the Company is trading and clearing member of NSE and MCX Stock Exchange Limited in currency segment of the Exchange. Pursuant to amalgamation of SAM Global Securities Limited (“SAM”) with the Company, now the Company is also a trading member of the Bombay Stock Exchange Limited (“BSE”) in the capital market, trading and clearing member in the futures and options market and also provides depository participant services through Central Depository Services (India) Limited and National Securities Depository Limited. Its wholly owned subsidiary, SMC Comtrade is a trading and clearing member of National Commodity Exchange of India (“NCDEX”) and Multi Commodity Exchange of India (“MCX”) in the commodity market. SMC Comex International, DMCC (“SMC Comex”), a wholly owned subsidiary of SMC Comtrade holds trading and clearing membership for Dubai Gold Commodity Exchange (“DGCX”) and SMC Insurance Brokers Private Limited is also wholly owned subsidiary of SMC Comtrade Limited and holds broking license from IRDA (Insurance & Regulatory Development Authority of India) in the life and non life insurance. The Company is a holding company of SMC Investments and Advisors (India) Limited (Formerly known as Sanlam Investments and Advisors (India) Limited) which is engaged in the business of portfolio management consultancy. In the year 2008, the Company has also become holding company of SMC Capitals Limited, registered as Category I Merchant Banker with SEBI and of Moneywise Financial Services Private Limited, registered as Non- Banking financial Company with Reserve Bank of India (“RBI"). The Company has formed a wholly owned subsidiary, SMC ARC Limited “SMC ARC” to enter into the business of asset reconstruction. SMC ARC still to apply for obtaining the requisite approval to commence the business.

The Company’s shares are listed on the Delhi Stock Exchange, Ludhiana Stock Exchange, Ahmadabad Stock Exchange and Calcutta Stock Exchange in India. Pursuant to amalgamation of SAM with the Company, now the Company is also listed on the Guwahati Stock Exchange in India.

The Company engages in proprietary transactions and offers a wide range of services to meet client’s needs including brokerage services, clearing member services, distribution of financial products such as mutual funds and initial public offerings.

2.

Summary of Significant Accounting Policies

Basis of Preparation

The consolidated financial statements include the accounts of SMC Global Securities Limited, its wholly-owned subsidiary (‘Group’) and their equity affiliates. The statement of income includes the results of SMC Comtrade, SMC Investments, SMC Capitals, SMC ARC, Moneywise Financial,  SMC Comex and SMC Insurance from the date of acquisition. All significant intercompany transactions have been eliminated. The Group accounts for investments in entities that are not variable interest entities where the Group owns a voting or economic interest of 20% to 50% and/or for which it has significant influence over operating and financing decisions using the equity method of accounting. The Group’s equity in the profits/(losses) of affiliates is included in the statements of income unless the carrying amount of an investment is reduced to zero and the Group is under no guaranteed obligation or otherwise committed to provide further financial support.

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

The Group consolidates investments in which it holds, directly or indirectly, more than 50% of the voting rights or where it exercises control.

Use of Estimates

In preparing these financial statements, management makes use of estimates concerning certain assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and certain revenues and expenses during the reporting period. Estimates, by their nature, are based on judgment and available information. Therefore, actual results could differ from those estimates and could have a material impact on the financial statements, and it is possible that such changes could occur in the near term. Significant estimates and assumptions are used when accounting for certain items, such as but not limited to, valuation of securities, allowances for uncollectible accounts receivable, future obligations under employee benefit plans, useful lives of property and equipment, valuation allowances for deferred taxes and contingencies.

Foreign Currency and Convenience Translation

The accompanying financial statements are reported in Indian rupee (“INR” or “Rs.”). The Indian rupee is the functional currency for the Group and its affiliates, other than SMC Comex. The functional currency of SMC Comex is its local currency (“AED”). Assets and liabilities of SMC Comex are translated at year-end rates of exchange, and income statement accounts are translated at weighted average rates of exchange for the year. Gains or losses resulting from foreign currency transactions are included in net income.

For the convenience of the reader, the financial statements as of and for the year ended September 30, 2011 have been translated into U.S.dollars (US$) at US$1.00 = Rs. 49.05 based on the spot exchange as on September 30, 2011 declared by the Federal Reserve Board, United States of America. Such translation should not be construed as representation that the rupee amounts have been or could be converted into U.S. dollars at that or any other rate, or at all. The convenience translation is unaudited.

Revenue Recognition

a) Proprietary Trading

Revenues from proprietary trading consist primarily of net trading income earned by the Group when trading as principal. Net trading income from proprietary trading represents trading gains net of trading losses. Proprietary revenue includes both realized and unrealized gains and losses. The profit and loss arising from all transactions entered into for the account and risk of the Group are recorded on a trade date basis.

Derivative financial instruments are used for trading purposes and carried at fair value. Market value for exchange-traded derivatives, principally futures and options is based on quoted market prices. The gains or losses on derivatives used for trading purposes are included in revenues from proprietary trading. Purchases and sales of derivative financial instruments are recorded on trade date. The transactions are recorded on a net basis when the legal right of offset exists.

b) Commission Income

Commission income is recognized on trade date basis as securities transactions occur. Commission income from insurance broking business is recognized on the logging in or placement of policies with the respective insurance company. The Group reports commission income on

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

transactions as revenue on gross basis and reports commissions paid to sub brokers as commission expense.

c) Distribution Income

The Group earns distribution income on distribution of initial public offerings, mutual funds and other securities on behalf of the lead managers of those offerings, mutual funds and other securities. The Group’s primary obligation is distribution and collection of the subscription forms through its sub-broker network for which it is compensated by the lead managers. It recognizes distribution income net of distribution revenues attributable to sub-brokers when significant obligations have been fulfilled and the right to recognize revenue has been established.

d) Portfolio Management and Consultancy Services

The Group renders portfolio management services and management consultancy. It recognizes the fee income on an accrual basis in accordance with the terms of agreement and completion of service.

Securities Transactions

Securities owned consist of securities and derivative instruments used for trading purposes and for managing risk exposure in trading inventory. Proprietary security transactions are recorded on a trade date basis at fair value. Changes in fair value of securities (i.e., unrealized gains and losses) are recognized as proprietary trading revenues in the current period.

Marketable securities are valued at market value, based on quoted market prices and securities not readily marketable are valued at fair value as determined by management.

Investments

Equity securities held for purposes other than trading which do not have a readily determinable fair value, are accounted at cost or equity method of accounting subject to an impairment charge for any other than temporary decline in value.  The impairment is charged to income.  In order to determine whether a decline in value is other than temporary, the Group evaluates, among other factors, the duration and extent to which the value has been less than the carrying value, the financial condition of and business outlook for the investee, including key operational and cash flow indicators, current market conditions and future trends in the industry and the intent and ability of the Group to retain the investment for a period of time sufficient to allow for any anticipated recovery in value.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and highly liquid investments with maturities of 90 days or less at the date of acquisition.

Property and Equipment

Property and equipment are carried at cost less accumulated depreciation. Depreciation is provided over estimated useful life using the straight-line method. The estimated useful lives of assets are as follows:

Buildings	50 years
Equipment, vehicles and furniture	5 years
Computer hardware	3 years
Satellite equipment (“VSAT”)	10 years

Purchased Intangible Assets

Purchased intangible assets are amortized over their useful lives unless these lives are determined to be indefinite. Purchased intangible assets are carried at cost, less accumulated amortization. Amortization is computed over the estimated useful lives of three years using the straight-line method.

Impairment of Long-Lived Assets

Long-lived assets and certain identifiable intangible assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Indefinite lived intangible assets are tested annually for impairment. Determination of recoverability of long-lived assets and certain identifiable intangible assets is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. Measurement of an impairment loss for long-lived assets and certain identifiable intangible assets that management expects to hold and use is based on the fair value of the asset. Long-lived assets and certain identifiable intangible assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

Receivables and Payables

Customer Receivables and Payables

Customer securities transactions are recorded on a settlement date basis. Receivables from and payables to customers include amounts due on cash transactions, including derivative contracts transacted on behalf of the Group’s customers. Securities owned by customers, including those that collateralize margin or other similar transactions, are not reflected on the financial statements.

Brokers-Dealers and Clearing Organizations Receivables and Payables

Amounts due from and due to other broker-dealers and clearing organizations include net receivables or payables arising from unsettled regular-way transactions, failed settlement transactions and commissions.

Allowance for Doubtful Accounts

Management estimates an allowance for doubtful accounts to reserve for potential losses from unsecured and partially secured customer accounts deemed uncollectible. The facts and circumstances surrounding each receivable from customers and the number of shares, price and volatility of the underlying collateral are considered by management in determining the allowance. Management continually evaluates its receivables from customers for collectability and possible write-off. The Group manages the credit risk associated with its receivables from customers through credit limits and continuous monitoring of collateral.

Membership in Exchanges

Exchange memberships owned by the Group are originally carried at cost. Adjustments to carrying value are made if the Group determines that an “other-than-temporary” decline in value has occurred. In determining whether the value of the exchange memberships the Group owns are impaired (that is, fair market value is below cost) and whether such impairment is temporary or

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

other-than-temporary, the Group consider many factors, including, but not limited to, information regarding recent sale and lease prices of exchange memberships, historical trends of sales prices of memberships, the current condition of the particular exchange’s market structure, legal and regulatory developments affecting the particular exchange’s market structure, trends in new listings on the particular exchange, general global and national economic factors and the Group’s knowledge and judgment of the securities market as a whole.

Advertising Costs

All advertising costs are expensed as incurred.

Employee Benefits

i) Provident Fund

In accordance with Indian law, employees are entitled to receive benefits under the Provident Fund, which is a defined contribution plan. Both the employee and the employer make monthly contributions to the plan at a predetermined rate (presently 12.0%) of the employees’ basic salary. These contributions are made to the fund administered and managed by the Government of India. The Group’s monthly contributions are charged to income in the period they are incurred. The Group has no further obligations under the plan beyond its monthly contributions.

ii) Gratuity Plan

The Group has a defined benefit retirement plan (the “Gratuity Plan”) covering all its employees in India. The Gratuity Plan provides a lump sum payment to vested employees at retirement or termination of employment based on the respective employee's salary and years of employment with the Group.

The Group provides for the Gratuity Plan on the basis of actuarial valuation. All actuarial gains or losses are expensed off in the year in which they arise.

The funded status of the Group’s retirement related benefit plan is recognized in the balance sheet. The funded status is measured as the difference between the fair value of plan assets and the projected benefit obligation at September 30, the measurement date.

iii) Compensated Absence

The employees of the Group are entitled to compensated absences based on the unavailed leave balance and the last drawn salary of the respective employees. The Group has provided for the liability on account of compensated absences in accordance with ASC 710-10-25 (SFAS No. 43, "Accounting for Compensated Absences"). The Group records a liability based on actuarial valuations.

Income Taxes

In accordance with the provisions of SFAS 109, "Accounting for Income Taxes", income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases and operating loss carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statement of income in the period of enactment. Based on management’s judgment, the measurement of deferred tax assets is reduced, if necessary, by a valuation allowance for any tax benefits for which it is more likely than not that some portion or all of such benefits will not be realized. Due to the intent and the ability of the Group to receive dividends and/or to liquidate investments in a tax-free manner, the Group has not recorded a deferred tax liability on the undistributed earnings of equity accounted associates.

Comprehensive Earnings

Comprehensive earnings for each of the three years in the period ended March 31, 2011, was equal to the Group’s net earnings.

Earnings Per Share

In accordance with the provisions of SFAS 128, "Earnings Per Share", basic earnings per share is computed on the basis of the weighted average number of shares outstanding during the period. The Company does not have any dilutive securities and hence the basic and diluted earnings per share are same.

Recent Accounting Pronouncements

In December 2010 FASB issued ASU 2010-29 which states that a public entity is required to disclose pro forma information for material business combinations (on an individual or aggregate basis) that occurred in the current reporting period. The disclosures include pro forma revenue and earnings of the combined entity for the current reporting period as though the acquisition date for all business combinations that occurred during the year had been as of the beginning of the annual reporting period. If comparative financial statements are presented, the pro forma revenue and earnings of the combined entity for the comparable prior reporting period should be reported as though the acquisition date for all business combinations that occurred during the current year had been as of the beginning of the comparable prior annual reporting period. The amendments in this update are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010.

In December 2010, FASB issued ASU 2010-28 which states that an entity with reporting units having zero or negative carrying amounts, the second step of the impairment test shall be performed to measure the amount of impairment loss, if any, when it is more likely than not that goodwill impairment exists. In considering whether it is more likely than not that goodwill impairment exists, an entity shall evaluate whether there are adverse qualitative factors. The amendments in this update are effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. We do not expect a significant impact upon adoption of the provisions of FASB guidance on the consolidated financial statements.

In April 2010, FASB issued ASU 2010-13 which states that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity's equity securities trades should not be considered to contain a condition that is not a market, performance, or service condition. Therefore, such an award should not be classified as a liability based only on this condition if it otherwise qualifies as equity. The amendments in this update are effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2010. We do not expect a significant impact upon adoption of the provisions of the FASB guidance on the consolidated financial statements.

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

3. Business Combination

The excess purchase price over those fair values is recorded as goodwill. Any negative goodwill being the excess of fair value of the acquired net assets over cost is initially adjusted in accordance with SFAS 141R “Business Combinations” against the values assigned to specified assets and the unadjusted balance is recognized as an extraordinary gain. The fair value assigned to assets acquired is based on valuations using management's estimates and assumptions.

Under the scheme of amalgamation of SAM with the Company prepared under sections 391 and 394 and other applicable provisions of the Companies Act in India, the shareholders of SAM has received one equity share of the face value of Rs. 10 each of SMC for every six fully paid up shares of SAM on net basis. Under the Companies Act of India, the scheme has also been approved by Hon’ble High Court of Delhi vide order dated February 26, 2009. The appointed date of amalgamation is January 1, 2008 however the date of amalgamation for the accounting purpose is April 1, 2009. The merger was accounted for in the books under pooling of interest and accordingly all the assets & liabilities were measured at the book values and the purchase consideration has been allocated to the net assets. In connection with this allocation there is no goodwill / extraordinary gain arising out of the merger.

The company has subscribed 4,000,000 shares (Face value of Rs. 10) at par through fresh issue of its subsidiary SMC Capitals Limited during the year.

The Group allocates the purchase price of its acquisitions to the tangible assets, liabilities and intangible assets acquired, based on their estimated fair values. The excess purchase price over those fair values is recorded as goodwill. Any negative goodwill being the excess of fair value of the acquired net assets over cost is initially adjusted in accordance with SFAS 141R“Business Combinations” against the values assigned to specified assets and the unadjusted balance is recognized as an extraordinary gain. The fair value assigned to assets acquired is based on valuations using management's estimates and assumptions.

4.

Deposits with Clearing Organizations and Others

SMC Global is a member of the clearing organization at which it maintains cash on deposits required for the conduct of its day-to-day clearance activities. The Group also maintains deposits with its bankers as margin for credit facilities availed.

5.

Receivables from Exchange and Clearing Organizations

As of	March 31, 2011	September 30, 2011	September 30, 2011
			US $
Receivable from clearing organizations	480,887	143,083	2,917
Total	480,887	143,083	2,917

6.

Securities Owned

Securities consist of trading securities at market values, as follows:

As of	March 31, 2011	September 30, 2011	September 30, 2011
			US $
Equity shares	1,066,336	811,034	16,535
Total	1,066,336	811,034	16,535

7.

Derivatives assets held for trading

These consist of exchange traded futures and options at market values, as follows:

As of	March 31, 2011	September 30, 2011	September 30, 2011
			US $
Exchange traded derivatives held for trading	294,631	361,825	7,377
Total	294,631	361,825	7,377

8.

Other Assets

Other assets consist of:

As of	March 31, 2011	September 30, 2011	September 30, 2011
			US $
Advance to BCCL	499,953	467,989	9,541
Prepaid expenses	28,022	34,860	711
Security deposits	64,909	88,403	1,802
Advance tax, net	60,281	141,953	2,894
Others	538,888	654,508	13,344
Total	1,192,053	1,387,713	28,292

Prepaid expenses primarily include the un-expired portion of annual rentals paid for use of leased telecommunication lines, insurance premiums and bank guarantee charges.

Security deposits primarily include deposits for telecommunications, VSAT and assets taken on operating lease.

Advance tax primarily includes taxes paid to Indian taxation authorities for income tax and service tax, net off amount of provision for income tax.

Others primarily include advances paid for property being taken on lease, connectivity, advertisement and legal expenses.

Advances to BCCL reflect the amount paid as advance against advertisement expenses to Bennett Coleman & Co. Limited for the period of five years ending on April 14, 2013.

9.

Property and Equipment

              Property and equipment consist of:

As of	March 31, 2011	September 30, 2011	September 30, 2011 US $
Land	10,022	10,022	204
Building	56,084	56,535	1,153
Equipment	103,476	103,377	2,108
Furniture and Fixture	191,727	189,578	3,865
Computer Hardware	285,040	292,234	5,958
Vehicle	31,552	32,434	661
Satellite Equipment	36,665	36,665	747
Total property and equipment	714,566	720,845	14,696
Less: Accumulated depreciation	397,826	451,443	9,204
Total property and equipment, net	316,740	269,402	5,492

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

Depreciation expense amounted to Rs. 23,817 and Rs. 54,143 for the three and six months ended September 30, 2011 respectively. Depreciation expense amounted to ` 29,660 and ` 61,467 for the three and six months ended September 30, 2010 respectively.

Property and equipment includes following assets under capital lease:

As of	March 31, 2011	September 30, 2011	September 30, 2011 US $
Vehicle	7,822	9,417	192
Total leased property and equipment	7,822	9,417	192
Less: Accumulated depreciation	1,531	2,512	51
Total leased property and equipment, net	6,291	6,905	141

10.

Intangible Assets

Intangible assets consist of:

As of	March 31, 2011	September 30, 2011	September 30, 2011 US $
Intangible assets subject to amortization
Software	127,618	132,403	2,699
Customer relationship	7,500	7,500	153
Intangible assets not subject to amortization
Goodwill	1,500	1,500	30
Membership in exchanges	4,503	4,959	101
Total intangible assets	141,121	146,362	2,984
Less: Accumulated amortization	108,333	1,21250	2,472
Total intangible assets, net	32,788	25,112	512

 Amortization expense amounted to Rs. 6,282 and Rs. 12,917 for the three and six months ended September 30, 2011 respectively. Amortization expense amounted to ` 5,559 and ` 12,963 for the three and six months ended September 30, 2010 respectively.

11.

Investments

Investments consist of:

As of	March 31, 2011	September 30, 2011	September 30, 2011 US $
Investments accounted for by equity method	172,435	177,754	3,563
Trading Investment	116,945	77,575	1,582
Other investment	79,246	69,597	1,419
Total	368,626	322,926	6,584

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

As part of its corporate strategy and in the normal course of its business, the Group makes investments in the equity of companies which are engaged in businesses similar to Group’s core business.

SMC Global holds 49,000 shares, representing 40% interest in Trackon Telematics Pvt. Ltd. The Group accounts for its investment in Trackon Telematics Pvt. Ltd. under equity method of accounting. The carrying amount of equity investments without readily determinable market value is Rs. 12,268 as on September 30, 2011.

The group has entered into the business of asset management along with Sanlam Investment Management Company Limited through equity participation. The Company has invested Rs. 159,900 to acquire 15,990,000 equity shares of Sanlam Investment Management (India) Limited representing 39% interest. The Group accounts for its investment in Sanlam Investment Management (India) Limited under equity method of accounting. The carrying amount of equity investments without readily determinable market value is Rs. 148,313 as on September 30, 2011. Further, the Company has invested Rs. 3,900 to acquire 390,000 equity shares of Sanlam Trustee Company (India) Limited representing 39% interest. The Group accounts for its investment in Sanlam Trustee Company (India) Limited under equity method of accounting. The carrying amount of equity investments without readily determinable market value is Rs. 3,948 as on September 30, 2011.

Trading investment as of September 30, 2011 Rs. 77,575 includes investment in shares, mutual fund and derivatives and include net unrealized gain/(loss).

12.

Overdrafts and Long Term Debt

Bank Overdrafts

The Group’s debt financing is generally obtained through the use of overdraft facilities from banks. The interest rates on such borrowings reflect market rates of interest at the time of the transactions. The balance of these facilities was Rs. 928,872 and Rs. 385,847 as of March 31, 2011 and September 30, 2011, respectively, at average effective interest rates of 8.75% and 8.77%, respectively.  Deposits have been pledged by the Group with bankers to secure these debts. These deposits are classified in the balance sheet under “Deposits with clearing organizations and others”.

Book Overdraft

Book overdrafts were Rs. 171,022 and Rs. 356,444 at March 31, 2011 and September 30, 2011, respectively.

Long Term Debt

Long term debt outstanding comprises of loans taken against vehicles. The long term debt was Rs.  4,724 and Rs. 4,789 at March 31, 2011 and September 30, 2011, respectively, at average effective interest rates of 9.7% and 9.7%, respectively.  Long term debt is secured by hypothecation of vehicles.

Long-term debt outstanding comprises of term loan facilities. The long-term debt was Rs. 525,000 and Rs. 525,000 at March 31, 2011 and September 30, 2011, respectively, at average effective interest rates of 12.6% and 12.6%, respectively.

13.

Net Capital Requirements

The Group is subject to regulations of SEBI and stock exchanges, which specifies minimum net capital requirements. The net capital for this purpose is computed on the basis of the information contained in Company’s statutory books and records kept under accounting principles generally accepted in local jurisdiction. The Company submits periodic reports to the regulators.

SMC Global is subject to regulations of SEBI, NSE and BSE in India. The Company is required to maintain net capital of Rs. 100,000 in NSE and Rs. 30,000 in BSE. As of March 31, 2011 and September 30, 2011, the net capital as calculated in the periodic reports was Rs. 1,168,390 and Rs 1,446,877, which was in excess of its net capital requirement.

SMC Comtrade is subject to regulations of MCX, NCDEX, ICEX, NMCE, NCDEX Spot and NSEL in India, which specifies minimum net capital requirements of Rs. 70,000 in aggregate. As of March 31, 2011 and September 30, 2011, the net capital as calculated in the periodic reports was Rs. 707,720 and Rs. 717,936, which was in excess of its net capital requirement.

SMC Comex is subject to regulations of DGCX in Dubai. The Company is required to maintain net capital of USD 350 thousand which is equivalent to Rs. 17,167. As of March 31, 2011 and September 30, 2011, the net capital as calculated in the periodic reports was Rs. 13,559 and Rs. 19,482.

SMC Capital is subject to regulations of SEBI in India. The Company is required to maintain net capital of Rs. 50,000. As of March 31, 2011 and September 30, 2011, the net capital as calculated in the periodic reports was Rs. 58,827 and Rs. 88,135, which was in excess of its net capital requirement.

14.

  Payable to Broker Dealers and Clearing Organizations

As of	March 31,2011	September 30, 2011	September 30, 2011 US $
Payable to clearing organizations	24,697	13,538	276
Commission payable	82,707	85,266	1,739
Total	107,404	98,804	2,015

15.

Accounts Payable, Accrued Expenses and Other Liabilities

As of	March 31,2011	September 30, 2011	September 30, 2011 US $
Security deposits	26,311	26,460	540
Accrued expenses	69,989	272,624	5,558
Other liabilities	34,030	47,496	968
Provision for gratuity	20,157	24,946	509
Salary payable	82,561	58,042	1,183
Others	36,732	111,507	2,273
Total	269,780	541,075	11,031

Security deposits primarily include deposits taken from sub-brokers for satellite equipment and deposits from employees.

16.

Distribution Income

The net distribution income comprises of:

Quarter ended September 30,	September 30, 2010	September 30, 2011	September 30, 2011 US $
Gross distribution revenue	52,493	69,752	1,422
Less: Distribution revenues attributable to sub-brokers	34,851	56,601	1,154
Net distribution income	17,642	13,151	268

Six months ended September 30,	September 30, 2010	September 30, 2011	September 30, 2011 US $
Gross distribution revenue	106,842	125,199	2,552
Less: Distribution revenues attributable to sub-brokers	73,385	94,830	1,933
Net distribution income	33,457	30,369	619

17.

 Employee benefits

The Gratuity Plan

Net gratuity cost for the three months ended September 30, 2010 and 2011 comprises the following components:

Quarter ended September 30,	2010	2011	2011 US $
Service cost	1,805	1,292	26
Interest cost	196	324	7
Amortization	(59)	(145)	(3)
Net gratuity costs	1,942	1,471	30

Six months ended September 30,	2010	2011	2011 US $
Service cost	4,068	3,163	64
Interest cost	394	741	15
Amortization	(117)	(338)	(7)
Net gratuity costs	4,345	3,566	72

Provident Fund

The Company’s contribution towards the provident fund amounted to ` 4,390 and ` 9,284 for the three and six months ended September 30, 2011 respectively.

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

The Company’s contribution towards the provident fund amounted to ` 3,308 and ` 8,688 for the three and six months ended September 30, 2010 respectively.

18.

Income Taxes

The effective tax rate was 32.45% and 32.45% in the three and six months ended September 30, 2011 respectively. The effective tax rate was 33.22% and 33.22% for the three and six months ended September 30, 2010 respectively.

The Group’s major tax jurisdiction is India. In India, the assessment is not yet completed for the financial year 2008-09 and onwards.  The Group continues to recognize interest and penalties related to income tax matters as part of the income tax provision.

19.

  Collateral and Significant Covenants

The Group has provided its assets as collateral for credit facilities availed from banks and for margin requirements with exchanges. Amounts that the Group has pledged as collateral, which are not reclassified and reported separately, consist of the following:

As of	March 31, 2011	September 30, 2011	September 30, 2011 US $
Fixed deposits	2,087,369	2,117,164	43,163
Securities owned	532,730	137,040	2,794
Total	2,620,099	2,254,204	45,957

The fixed deposits are classified in the balance sheet under “Deposits with clearing organizations and others”.

State Bank of Bikaner and Jaipur, one of the bankers to the Group, has created first pari-passu charge over the current assets of SMC, as a security for credit facilities provided to the Group.

The Federal Bank Limited, one of the bankers to the Group, has created charge over Term Deposit for credit facilities provided to the Group.

The Company has obtained overdraft facility against pledge of shares from Kotak Mahindra Bank, Citi Bank and HDFC Bank. The Company has obtained overdraft facility against pledge of Term Deposits from HDFC Bank.

SMC Global has executed an undertaking in favour of Yes Bank, one of the bankers to the Group, agreeing to continue to maintain more than 26% holding in SMC Comtrade.

The group has obtained a term loan of Rs. 525,000 from ICICI Bank. It is secured by a first pari passu charge over all its movable property (present and future) and other tangible and intangible assets, includes trade receivables and current assets. It is further secured by pledging 10% of total paid up capital by promoters. The promoters have also provided a non disposable undertaking for 10% of paid up capital of the company. The debt is also secured by personnel guarantee of directors.

20.

Concentration

The following table gives details in respect of percentage of commission income generated from top two, five and ten customers:

Quarter ended September 30, (in %)	2010	2011
Revenue from top two customers	1.53	0.76
Revenue from top five customers	3.01	1.19
Revenue from top ten customers	4.53	2.42

Six months ended September 30, (in %)	2010	2011
Revenue from top two customers	1.58	1.41
Revenue from top five customers	2.99	2.77
Revenue from top ten customers	4.46	4.41

21.

  Segment

The Group follows the provisions of SFAS 131 “Disclosures about Segments of an Enterprise and Related Information”. SFAS 131 establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders.

        The Group has recognized the following segments on the basis of Business activities carried on (including by its subsidiaries), in respect of which financial statements are consolidated with the financial statements of the Company.

        The accounting policies of the segments are the same as those described in note 2 – Summary of Significant Accounting Policies. Revenues and expenses are directly attributable to segments. Management evaluates performance based on stand-alone revenues and earnings after taxes for the companies in Group. The Group’s operations and customers are primarily based in India.

Quarter ended September 30,	2011
	Capital and derivatives markets	Commodities	Insurance	Wealth Management	NBFC Services	Merchant Banking	ARC	Elimination	Total	US $
Revenue from external customer excluding interest income	340,290	240,561	43,461	13,356	(4,546)	15,163	793	(7,349)	641,729	13,083
Earnings after taxes	9,757	26,044	(5,179)	(28,816)	2,826	(4,108)	995	-	1,519	31
Total assets	(151,992)	1,946,640	29,810	(29,775)	(150,389)	(1,089)	620	202,113	1,845,938	37,634

Quarter ended September 30,	2010
	Capital and derivatives markets	Commodities	Insurance	Wealth Management	NBFC Services	Merchant Banking	ARC	Elimination	Total	US $
Revenue from external customer excluding interest income	438,779	148,218	68,473	20,743	531	3,941	(2,330)	(9,560)	668,795	15,009
Earnings after taxes	2,542	11,283	(24,961)	(30,943)	898	(8,393)	(1,824)	-	(51,398)	(1,152)
Total assets	9,677,443	1,058,600	264,184	485,151	785,947	69,249	29,139	(1,975,978)	10,393,735	233,253

Six months ended September 30,	2011
	Capital and derivatives markets	Commodities	Insurance	Wealth Management	NBFC Services	Merchant Banking	ARC	Elimination	Total	US $
Revenue from external customer excluding interest income	711,835	392,730	88,175	24,421	(2,489)	18,892	935	(16,651)	1,217,848	24,829
Earnings after taxes	7,645	23,471	(15,760)	(72,058)	1,289	(10,691)	173	-	(65,937)	(1,344)
Total assets	7,279,309	3,795,534	272,893	226,988	759,375	103,218	23,536	(2,132,855)	10,327,998	210,561

Six months ended September 30,	2010
	Capital and derivatives markets	Commodities	Insurance	Wealth Management	NBFC Services	Merchant Banking	ARC	Elimination	Total	US $
Revenue from external customer excluding interest income	876,341	252,348	149,378	38,113	(2,968)	13,447	(1,495)	(12,858)	1,312,306	29,450
Earnings after taxes	(10,301)	22,133	(42,900)	(56,498)	(1,003)	(8,794)	(1,585)	-	(98,948)	(2,221)
Total assets	9,677,443	1,058,600	264,184	485,151	785,947	69,249	29,139	(1,975,978)	10,393,735	233,253

22.

Commitments and Contingent Liabilities

a)  Operating Leases

SMC Global has certain operating leases for office premises. Rental expenses for operating leases are accounted for on a straight line method. Rental expense amounted to Rs. 31,270 and Rs. 60,366 for the three and six months ended September 30, 2011 respectively. There are no non-cancelable lease arrangements.

b) Guarantees

As of March 31, 2011 and September 30, 2011, guarantees of Rs 3,608,575 and Rs. 3,347,575 are provided by various banks to exchange clearing houses and sale tax authorities for the Group, in the ordinary course of business, as a security for due performance and fulfillment by the Group of its commitments and obligations.

The initial term of these guarantees is generally for a period of 12 to 15 months. The bankers charge commission as consideration to issue the guarantees. The commission charged generally is in the range of 1.0% to 1.3% of the guarantee amount. The Group recognizes commission expense over the period of the guarantee and classify in the income statement under ‘interest expense’. The unamortized commission expense is included in prepaid expenses and classified in the balance sheet under “other assets”. The potential requirement for the Group to make payments under these agreements is remote. Thus, no liability has been recognized for these transactions. The fair value of the guarantees is considered to be insignificant given the risk of loss on such guarantees at the date of its inception and, therefore, no amount was recognized towards fair value of guarantees given in the financial statements on the inception date.

c) Litigation

SMC Group has received few Show Cause Notices from SEBI. Group believes, based on current knowledge and after consultation with legal counsel, that the resolution of loss contingencies will not have a material adverse effect on the financial statements of the Group. Details of those show cause notices are as under;

SHOW CAUSE NOTICE UNDER REGULATIONS 25 OF SEBI(INTERMEDIARIES) REGULATIONS, 2008 VIDE NOTICE NO. EAD-4/ENQ/PKB/EIF-13/OW/22480/2010 DATED 6TH OCTOBER 2010.

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

A routine inspection of clearing activities for 1st Dec. 2008 to 24th Nov. 2009 has been carried out by SEBI.  SEBI inspection reported under collection of margin from trading members, thereby wrong reporting of margin and excess exposure to client trading members. This had been duly replied in detail on 19th Apr., 2010. Possibly, this was not taken into consideration and show cause notice dated 6th Oct. 2010 was received from SEBI. This has been duly replied on 25th Nov. 2010. Thereafter, a presentation in person was made to SEBI officials on 7th April 2011 and further submission has been furnished on 9th May 2011. All the points have been thoroughly explained and substantiated.

 This matter is still pending before SEBI and we are hopeful of the positive outcome.

SHOW CAUSE NOTICE  NO.EAD-5/PG/PR/15070/2011 DATED MAY 10, 2011 UNDER RULE 4 OF SEBI(PROCEDURE FOR HOLDING INQUIRY & IMPOSING PENALTIES BY ADJUDICATING OFFICER) RULES, 1995 AGAINST M/S SMC GLOBAL SECURITIES LTD

Above SCN was issued by SEBI appointed Adjudicating Officer against SMC Global Securities Limited for alleged violation of provisions of SEBI (Stock Brokers & sub-brokers) regulations, 1992 in relation to the trading activities of clients Mr. Aditya Kumar Sharma and Ms. Abhilash Sharma for the period 01/01/2008 to 31/05/2008.

The Adjudicating officer has disposed off the SCN vide his ADJUDICATION ORDER NO. PG/AO-80/2011 dated 29th July 2011. SMC has filed appeal against the order with the Securities Appellate Tribunal (SAT) for reversal of the said order.  The appeal is fixed for hearing on 14th November 2011. The penalty is a nominal amount of Rs. fifty thousand rupees. SMC is hopeful of reversal of the order.